Other Assets (Tables)	12 Months Ended
Mar. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of Prepaid Expense and Other Current Assets

The other assets consist of the following:

	As of March 31,
	2024	2025
	RMB	RMB
Prepayments, receivables and other current assets
Loan granted to third parties(1)	—	36,599
Receivables and contract assets of technology service	11,613	14,924
Receivables from third-party payment service providers(2)	5,243	7,811
Deposits	507	986
Employee loans and advances	665	548
Interest receivable	409	70
Receivables of financing facilitation service	256	32
Others	3,269	2,212
Less: Allowance for credit losses	(2,093)	(6,865)
Subtotal	19,869	56,317
Other prepaid expenses	26,510	1,586
VAT receivables	8,532	1,007
Prepaid promotion fees	45	298
Total Prepayments, receivables and other current assets	54,956	59,208

Other non-current assets
Long-term deposit	14,146	13,900
Less: Allowance for credit losses	(331)	(259)
Subtotal	13,815	13,641
Gold(3)	31,658	—
VAT receivables-non current	—	26,118
Total non-current assets	45,473	39,759

(1)
In July 2024, the Company entered into a loan agreement with a third party company to grant it a loan in the amount of USD5.0 million with an interest rate of 8% per annum. The maturity date falls on (i) the date of one year following the relevant loan date, and (ii) another one year term if the borrower determines to extend at its sole discretion. As of the report date, the loan has been fully received.

(2)
Receivables from third party payment service providers represent cash due from the Group’s third party on-line payment service providers in relation to their processing of payments for the Group.
(3)
As of March 31, 2024, the Company has physical gold on hand of RMB31,658. As the Company intends to hold the gold for an indefinite long term period, the Company has recorded the asset in “other non-current assets” on the Consolidated Balance Sheets. The Company will record any decline in net realizable value lower than acquisition cost as a non-operating loss. The net realizable value is determined based on market value less cost to sale. Any recovery in valuation will only be recognized to the extent of previously recorded fiscal year losses, and only to the extent such recovery occurs in the same fiscal year as when such losses were recorded. As of March 31, 2024, the market value of the gold less cost to sell was higher than its purchase cost. Therefore, there was no impairment loss recognized for the year ended March 31, 2024. During the year ended March 31, 2025, the Company sold all the gold to third party companies and recognized a gain from investments of RMB18,168 in the Consolidated Statement of Operations and Comprehensive Loss.

Schedule of Movement of Allowance For Doubtful Accounts

The movement of allowance for credit losses is analyzed as follows:

	For the year ended March 31,
	2023	2024	2025
	RMB	RMB	RMB
Balance at beginning of year	(1,821)	(1,940)	(2,424)
Cumulative effect of adoption of new accounting standard (Note 2)	—	(395)	—
Provisions	(178)	(2,482)	(4,861)
Write-offs	59	2,393	161
Balance at end of year	(1,940)	(2,424)	(7,124)